Summary Prospectus
August 28, 2015

Toreador Core Fund

Retail Shares Ticker: TORLX
Institutional Shares Ticker: TORZX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.theworldfundstrust.com. You may also obtain this information at no cost by calling 1-800-673-0550. The Fund’s Prospectus and Statement of Additional Information, both dated August 28, 2015, are incorporated by reference in this Summary Prospectus.

FUND SUMMARY

Investment Objective

The investment objective of the Toreador Core Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Retail		Institutional

Redemption Fee (as a percentage of the amount redeemed within 60 days of purchase)	2.00%		2.00%
Maximum deferred sales charge (load) (as a percentage of the NAV at time of purchase)	None		None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Advisory Fee	0.90%		0.90%
Distribution (12b-1) and Service Fees	None		None
Other Expenses	0.60%		0.35%
Acquired Fund Fees and Expenses	0.01%		0.01%
Total Annual Fund Operating Expenses(1)	1.51%		1.26%
Less Fee Waivers and/or Expense Reimbursements(1)	(0.30%	)	(0.30%	)

Net Expenses(2)	1.21%		0.96%

(1)
Toreador Research & Trading, LLC (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses (excluding brokerage fees and commissions; fees paid pursuant to the Administrative Services Plan (Retail only); borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees, and extraordinary litigation expenses) do not exceed 0.95% of the Fund’s average daily net assets through August 31, 2016. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement. This expense cap may not be terminated prior to this date except by the Board of Trustees.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. The example reflects the Adviser’s agreement to waive fees and/or reimburse expenses for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class	1 Year	3 Years	5 Years	10 Years
Retail	$123	$448	$795	$1,776
Institutional	$98	$370	$663	$1,496

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended April 30, 2015, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in equity securities of U.S. and foreign large cap companies of a size similar to those in either the S&P 500R Index or the Russell 1000R Index. As of May 29, 2015, the Russell 1000 Index was composed of companies having market capitalizations of between $2.43 billion and $751 billion. As of February 27, 2015 the S&P 500 was composed of companies having market capitalizations of between $2.96 billion and $753.4 billion. In choosing investments, Toreador Research & Trading LLC (the “Adviser”), typically selects large cap equity securities that it believes offer superior return potential and may consider, among other factors, a company’s valuation, projected future earnings, growth potential, recent performance, and business strategy.

The Fund seeks to diversify its investments across a broad spectrum of economic sectors in an attempt to reduce portfolio volatility and investment risk without sacrificing potential returns. In selecting securities within a particular economic sector, the Advisor’s goal is to identify companies that it believes have the potential for superior performance within each sector.

The Fund may also invest in small- and mid-cap companies, convertible securities, preferred stocks, and other investment companies (including exchange-traded funds, (“ETFs”)). The Fund may use options in order to hedge its portfolio, to manage risk or to obtain market exposure. The Fund may buy or sell put and call options, such as options on securities and equity indices, and enter into closing transactions with respect to options to terminate an existing position.

The Adviser will typically sell a company from the Fund’s portfolio when the trading price of the company’s stock exceeds the Adviser’s estimate of the company’s fundamental value and/or there are other companies that the Adviser believes offer greater investment potential.

Principal Risks

The principal risk of investing in the Fund is that the value of its investments are subject to market, economic and business risk that may cause the Fund’s net asset value (“NAV”) to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. There is no assurance that the Adviser will achieve the Fund’s investment objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is also subject to the following additional principal risks:

Market Risk – The value of value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time. The equity securities purchased by the Fund may involve large price swings and potential for loss.

Management Risk – The strategies used by the Adviser may fail to produce the intended result.

Large Cap Risk – Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Investment Company Securities Risk – When the Fund invests in other investment companies, including ETFs, it indirectly bears its proportionate share of fees and expenses paid by the underlying fund, which results in higher Fund expenses. The Fund may be affected by losses of underlying funds and the level of risk arising from their investment practices. ETFs are subject to additional risks, such as the fact that an ETF’s shares may trade at a market price that is above or below its net asset value or an active market may not develop for shares of the ETF.

Foreign Securities Risk – In addition to credit and market risk, investments in foreign securities involve sovereign risk, which includes fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. There may be less publicly available information about a foreign company than about a U.S. company, and accounting, auditing and financial reporting standards and requirements may not be comparable.

Preferred Stock Risk – Preferred stocks rated in the lowest categories of investment grade have speculative characteristic.

Portfolio Turnover Risk – The Fund may, at times, have a portfolio turnover rate that is higher than other stock funds, which may result in increased brokerage and other expenses or higher current realization of short-term capital gains, which are taxable at ordinary income rates, and a potentially larger current tax liability.

Options Risk – To the extent the Fund enters into an options transaction for hedging purposes, imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

Derivatives Risk – A small investment in derivatives (including options) could have a potentially large impact on the Fund’s performance; certain gains or losses could be amplified, increasing movements in the share price of the Fund. The use of derivatives involves the risk that changes in the value of a derivative held by the Fund may not correlate with the Fund’s other investments.

Performance Information

The Fund was reorganized on May 8, 2015 from a series of Unified Series Trust, an Ohio business trust (the “Predecessor Fund”), to a series of the World Funds Trust, a Delaware statutory trust (the “Reorganization”). While the Fund is substantially similar to the Predecessor Fund and theoretically would have invested in the same portfolio of securities, the Fund’s performance may be different than the performance of the Predecessor Fund due to, among other things, differences in fees and expenses.

The bar chart below shows how the Predecessor Fund’s investment returns have varied from year to year since the Predecessor Fund’s inception as represented by the performance of the Retail shares (the class with the longest period of annual returns). The performance of Institutional shares will differ due to differences in expenses.

The table below shows how the Predecessor Fund’s average annual returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund is not necessarily an indication of how it will perform in the future.

Updated performance information is available at
www.theworldfundstrust.com or by calling toll-free 800-673-0550.

Retail Shares Year-by-Year Annual Returns as of December 31st

Toreador Core Fund
Total Return
Retail Shares

During the period shown, the highest quarterly return was 17.41% (quarter ended September 30, 2009) and the lowest quarterly return was -24.47% (quarter ended December 31, 2008).

Year to date return as of the most recent calendar quarter ended June 30, 2015 is 1.24%.

Average Annual Total Returns
(for the periods ended December 31, 2014)

Return Before Taxes	One Year	Five Years	Since Inception*

Retail shares	13.40%	14.51%	6.94%
Institutional shares	13.78%	14.78%	15.90%

Return After Taxes – Retail Shares	One Year	Five Years	Since Inception*

Return After-Taxes on Distributions	11.02%	13.35%	6.30%
Return After-Taxes on Distributions and Sale of Fund Shares	8.63%	11.46%	5.45%
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)	13.24%	15.64%	8.08% (June 2, 2006)
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	7.91% (June 2, 2006)

*Retail Shares commenced operations on June 2, 2006. Institutional Shares commenced operations on September 1, 2009.

After-tax returns are shown for the Retail only. After-tax returns for the Institutional will vary. After-tax returns are calculated using the historical highest individual federal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”), in which case you will generally be taxed upon withdrawal of monies from the tax-deferred arrangement. The index returns presented above assume reinvestment of all distributions and exclude the effect of taxes and fees (if expenses and taxes were deducted, the actual returns of the Indices would be lower).

Investment Adviser

Toreador Research & Trading, LLC serves as the investment adviser to the Fund.

Portfolio Managers

Mr. Paul Blinn, Managing Member of the Adviser, and Mr. Rafael Resendes, Managing Member of the Adviser, have served as the Portfolio Managers to the Fund since June 2006.

Purchase and Sale Of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial adviser or directly from the Fund. The minimum initial purchase or exchange into the Fund for Retail Shares is $1,000 and for Institutional Shares is $10,000. Subsequent investments must be in amounts of $100 for both share classes. The Fund may waive minimums for purchases or exchanges through employer-sponsored retirement plans.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you will generally be taxed upon withdrawal of monies from the tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.